UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                       Investment Company Act file number

                                   811-04722

                             FMI Mutual Funds, Inc.
                             ----------------------

               (Exact name of registrant as specified in charter)

                     100 East Wisconsin Avenue, Suite 2200
                              Milwaukee, WI  53202
                              --------------------

              (Address of principal executive offices) (Zip code)

                                 Ted D. Kellner
                           Fiduciary Management, Inc.
                     100 East Wisconsin Avenue, Suite 2200
                              Milwaukee, WI  53202
                              --------------------

                    (Name and address of agent for service)

                                 (414) 226-4555
                                 --------------
              Registrant's telephone number, including area code:

Date of fiscal year end:  June 30

Date of reporting period: 12/31/2004

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

                               SEMIANNUAL REPORT
                               DECEMBER 31, 2004

                             FMI Mutual Funds, Inc.

                              FMI Provident Trust
                                 Strategy Fund

                            FMI Winslow Growth Fund

                           FMI Knappenberger Partners
                              Emerging Growth Fund

                               FMI Woodland Small
                           Capitalization Value Fund

                              NO-LOAD MUTUAL FUNDS

FMI Mutual Funds, Inc.

                                                               February 15, 2005

Dear Fellow Shareholders:

  The second half of 2004 ended on a strong note for the stock market, and all of the FMI Mutual Funds experienced strong rates of return for the entire calendar year, as each of your portfolio managers will report in their respective shareholder letters. 2004 was a year of unusually low volatility in the U.S. equity market. The high for the Standard & Poor's 500 was 14% above its low during 2004. In the last 35 years, only three years have produced lower levels of volatility. The average over that 35-year period was 28.5%.

  The question, as always, is where the economy and the market will go from here. The 2004 real Gross Domestic Product ("GDP") advanced by 4.4%. Our economy has recovered nicely over the last two years; the employment pattern, particularly with respect to manufacturing, continues to improve, but in an uneven fashion. Real consumer wages have shown growth of 3-4% in 2004, after several years of virtually no growth. However, consumers continued to spend more than they earned in 2004; therefore, consumer debt levels remain historically high, and personal savings rates are low by historic standards.
The Federal Reserve, against the backdrop of an improving economy, has signaled its desire to slow economic growth going forward. The Fed has raised rates six times since last summer, and historically, this type of pattern has led to a slowing economy. We believe that this will be the case again this time, and that the rate of growth in GDP will be less in 2005 than in 2004. Also, we expect that profit growth, which has been strong over the last two years, will most likely see a diminution of the rate of growth. Against the backdrop of the strong move in the markets in the last half of 2004, it's not a market that most pundits view as "cheap." Your portfolio managers, as they will detail in each of their letters, however, have positioned their portfolios, with respect to the outlook for 2005, in securities that they feel will continue to perform well in this environment.

  As always, we thank you for your continued support and investment in the FMI Mutual Funds family.

Sincerely,

/s/Ted D. Kellner

Ted D. Kellner, CFA
President

          100 E. Wisconsin Ave. o Milwaukee, WI  53202 o 414-226-4555
                                www.fmifunds.com

FMI Mutual Funds, Inc.
COST DISCUSSION

As a shareholder of the FMI Mutual Funds, Inc., you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the FMI Mutual Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 30, 2004 through December 31, 2004.

ACTUAL EXPENSES

The first line of each Fund in the table below provides information about actual account values and actual expenses for that particular FMI Mutual Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only FMI Mutual Funds transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with a FMI Mutual Fund. To determine your total costs of investing in a FMI Mutual Fund, you would need to add any applicable wire or IRA processing fees you've incurred during the period to the costs provided in the example below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a particular FMI Mutual Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a FMI Mutual Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                   Beginning Account     Ending Account        Expenses Paid During
                                                     Value 6/30/04       Value 12/31/04    Period*<F1> 6/30/04-12/31/04
                                                   -----------------     --------------    ----------------------------
FMI Provident Trust Strategy Fund Actual $1,000        $1,000.00           $1,087.20                  $6.31
Hypothetical (5% return before expenses)               $1,000.00           $1,025.00                  $6.12

FMI Winslow Growth Fund Actual $1,000                  $1,000.00           $1,081.00                  $6.82
Hypothetical (5% return before expenses)               $1,000.00           $1,025.00                  $6.63

FMI Knappenberger Partners Emerging
  Growth Fund Actual $1,000                            $1,000.00           $1,073.30                  $6.80
Hypothetical (5% return before expenses)               $1,000.00           $1,025.00                  $6.63

FMI Woodland Small Capitalization
  Value Fund Actual $1,000                             $1,000.00           $1,129.30                  $6.98
Hypothetical (5% return before expenses)               $1,000.00           $1,025.00                  $6.63

*<F1> Expenses are equal to the Funds' annualized expense ratio of 1.20%, 1.30%, 1.30% and 1.30%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period between June 30, 2004 and December 31, 2004).

FMI Mutual Funds, Inc.
SECTOR ALLOCATION
December 31, 2004 (Unaudited)

FMI Provident Trust Strategy Fund

Industrials                                  27.3%
Healthcare                                   21.6%
Cash                                         19.7%
Financials                                   12.4%
Consumer Cyclicals                           11.8%
Consumer Staples                              3.8%
Energy                                        3.4%

FMI Winslow Growth Fund

Technology                                   30.5%
Healthcare                                   19.1%
Consumer Cyclicals                           13.9%
Industrials                                  12.1%
Financials                                   12.1%
Consumer Staples                              5.7%
Energy                                        2.9%
Cash                                          2.7%
Communication Services                        1.0%

FMI Knappenberger Partners
Emerging Growth Fund

Healthcare                                   29.8%
Technology                                   25.3%
Consumer Goods                               25.0%
Financial Services                            7.3%
Energy/Utilities                              3.9%
Producer Durables                             3.1%
Others                                        2.9%
Cash                                          2.7%

FMI Woodland Small
Capitalization Value Fund

Consumer Cyclicals                           23.0%
Capital Goods                                21.2%
Consumer Staples                             17.2%
Healthcare                                   14.7%
Technology                                    8.5%
Basic Materials                               6.6%
Financials                                    4.3%
Energy/Utilities                              4.3%
Cash                                          0.2%

FMI Provident Trust Strategy Fund

                                                                February 7, 2005

Dear Shareholder:

  FMI Provident Trust Strategy Fund gained 8.72% for the six months ended December 2004, outperforming the 7.19% S&P 500(1)<F2> gain. The Fund's one year and annualized five and ten year returns through December 31, 2004 were 12.85%, -3.49% and 10.86%, respectively. The Fund's significant allocation to housing (Toll Brothers, Inc., Countrywide Financial Corp. and Lowe's Companies, Inc.) aided your investment return, while our overly cautious estimate for corporate profits, and resulting high portfolio cash holding, hurt your return.

  For 2005, we estimate a S&P 500 range of 1100-1400 (16-20x 2005 estimated S&P 500 earnings of $70) which represents +20% potential gain and less than a -10% loss. On balance, we estimate rising valuations (price/earnings ratio) will overcome erratic corporate profits and higher overnight interest rates, resulting in a greater than 10% gain for the stock market in 2005. We estimate large company stocks will out perform thanks to 6-7% earnings yields, well above 3-4% bond yields and 2-3% money market yields. While we were too early in our strategy shift to larger companies (mid-caps outperformed in calendar 2004), valuation, relative growth, and forward fundamentals favor companies like Walgreen Co., Lowe's Companies, Inc. and Medtronic, Inc. The Fund has allocated 48.9% of its holdings to industrials and healthcare, a significant overweight as compared to the S&P 500's 24%.

  On December 29, 2004, our Board of Directors declared a distribution of $0.09640 per share from short-term capital gains and $0.07400 from net long-term capital gains, payable December 30, 2004, to shareholders of record on December 28, 2004.

  Thank you for your support of the FMI Provident Trust Strategy Fund.

Best regards,

/s/J. Scott Harkness

J. Scott Harkness, CFA
Portfolio Manager

(1)<F2> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices. Reflects no deduction for fees, expenses or taxes.

FMI Provident Trust Strategy Fund
STATEMENT OF NET ASSETS
December 31, 2004 (Unaudited)

 SHARES OR
 PRINCIPAL
  AMOUNT                                                 COST          VALUE
 ---------                                               ----          -----
COMMON STOCKS -- 80.3% (A)<F4>

CONSUMER CYCLICALS SECTOR -- 11.8%
----------------------------------
            HOMEBUILDING -- 7.8%
  13,000    Toll Brothers, Inc.*<F3>                 $  361,361    $   891,930

            RETAIL-BUILDING SUPPLIES -- 4.0%
   7,900    Lowe's Companies, Inc.                      342,722        454,961

CONSUMER STAPLES SECTOR -- 3.8%
-------------------------------
            RETAIL-DRUG STORES -- 3.8%
  11,200    Walgreen Co.                                333,215        429,744

ENERGY SECTOR -- 3.4%
---------------------
            OIL-EXPLORATION & PRODUCTS -- 3.4%
   7,700    Apache Corp.                                387,892        389,389

FINANCIALS SECTOR -- 12.4%
--------------------------
            ASSET MANAGEMENT -- 3.3%
   6,000    T. Rowe Price Group Inc.                    256,903        373,200

            BANKS-MAJOR REGIONAL -- 3.3%
   6,000    Wells Fargo & Co.                           303,214        372,900

            CONSUMER FINANCE -- 2.6%
   8,100    Countrywide Financial Corp.                 103,117        299,781

            INVESTMENT BANKING/BROKERAGE -- 3.2%
  26,000    Ameritrade Holding Corp.*<F3>               241,457        369,720

HEALTHCARE SECTOR -- 21.6%
--------------------------
            DRUGS MAJOR -- 0.5%
   2,100    Pfizer Inc.                                  13,770         56,469

            EQUIPMENT -- 12.4%
  11,800    Biomet, Inc.                                474,437        512,002
  14,000    Medtronic, Inc.                             693,604        695,380
   2,500    Zimmer Holdings, Inc.*<F3>                  112,661        200,300
                                                     ----------    -----------
                                                      1,280,702      1,407,682

            HOSPITAL MANAGEMENT -- 4.8%
  24,000    Health Management
              Associates, Inc.                          484,087        545,280

            SPECIALIZED SERVICES -- 3.9%
   5,800    Express Scripts, Inc.*<F3>                  431,510        443,352

INDUSTRIALS SECTOR -- 27.3%
---------------------------
            ENGINEERING & CONSTRUCTION -- 4.2%
  10,000    Jacobs Engineering
              Group Inc.*<F3>                           348,162        477,900

            MACHINERY -- 12.2%
   7,000    Illinois Tool Works Inc.                    629,100        648,760
  17,000    Pentair, Inc.                               501,758        740,520
                                                     ----------    -----------
                                                      1,130,858      1,389,280

            SERVICES-EMPLOYMENT -- 6.2%
  14,600    Manpower Inc.                               656,706        705,180

            TRADE COMPANY & DISTRIBUTION -- 4.7%
   8,600    Fastenal Co.                                461,827        529,416
                                                     ----------    -----------
                Total common stocks                   7,137,503      9,136,184

SHORT-TERM INVESTMENTS -- 18.2% (A)<F4>

            FEDERAL AGENCIES -- 9.7%
$900,000    Federal National Mortgage Association,
              2.10%, due 01/07/05                       899,685        899,685
 200,000    Federal Home Loan Bank,
              2.21%, due 1/21/05                        199,755        199,755
                                                     ----------    -----------
                Total federal agencies                1,099,440      1,099,440

            VARIABLE RATE DEMAND NOTES -- 8.5%
 473,918    U.S. Bank, N.A., 2.17%                      473,918        473,918
 500,000    Wisconsin Corporate Central
              Credit Union, 2.09%                       500,000        500,000
                                                     ----------    -----------
                Total variable rate
                  demand notes                          973,918        973,918
                                                     ----------    -----------
                Total short-term
                  investments                         2,073,358      2,073,358
                                                     ----------    -----------
                Total investments                    $9,210,861     11,209,542
                                                     ----------
                                                     ----------
            Cash and receivables, less
              liabilities -- 1.5% (A)<F4>                              165,826
                                                                   -----------
                NET ASSETS                                         $11,375,368
                                                                   -----------
                                                                   -----------
                Net Asset Value Per Share
                  ($0.01 par value, 300,000,000
                  shares authorized), offering
                  and redemption price
                  ($11,375,368 / 1,724,667
                  shares outstanding)                              $      6.60
                                                                   -----------
                                                                   -----------

  *<F3>   Non-income producing security.
(a)<F4>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Provident Trust Strategy Fund
STATEMENT OF OPERATIONS
For the Six Month Period Ending December 31, 2004 (Unaudited)

INCOME:
   Dividends                                                          $ 32,489
   Interest                                                             15,841
                                                                      --------
       Total income                                                     48,330
                                                                      --------

EXPENSES:
   Management fees                                                      34,850
   Professional fees                                                    16,402
   Registration fees                                                    13,471
   Administrative services                                              11,311
   Transfer agent fees                                                   8,875
   Board of Directors fees                                               2,445
   Printing and postage expenses                                         1,978
   Custodian fees                                                        1,897
   Insurance expense                                                       266
   Other expenses                                                        2,457
                                                                      --------
       Total expenses before reimbursement                              93,952
   Less expenses assumed by adviser                                    (38,193)
                                                                      --------
       Net expenses                                                     55,759
                                                                      --------
NET INVESTMENT LOSS                                                     (7,429)
                                                                      --------
NET REALIZED GAIN ON INVESTMENTS                                       166,893
CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS                       712,890
                                                                      --------
NET GAIN ON INVESTMENTS                                                879,783
                                                                      --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $872,354
                                                                      --------
                                                                      --------

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending December 31, 2004 (Unaudited) and for the Year Ended June 30, 2004

                                                                                                DECEMBER 31, 2004    JUNE 30, 2004
                                                                                                -----------------    -------------
OPERATIONS:
   Net investment loss                                                                             $    (7,429)      $  (38,659)
   Net realized gain on investments                                                                    166,893          794,009
   Change in unrealized appreciation on investments                                                    712,890          786,403
                                                                                                   -----------       ----------
       Net increase in net assets resulting from operations                                            872,354        1,541,753
                                                                                                   -----------       ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividend from net investment income ($0.00326 per share)                                                 --           (3,767)
   Distributions from net realized gains ($0.49243 per share)                                         (686,434)              --
                                                                                                   -----------       ----------
       Total distributions                                                                            (686,434)*         (3,767)*
                                                                                                           <F5>             <F5>
                                                                                                   -----------       ----------
FUND SHARE ACTIVITIES:
   Proceeds from shares issued (411,310 and 248,482 shares, respectively)                            2,606,996        1,515,998
   Net asset value of shares issued in distributions (105,400 and 553  shares, respectively)           659,146            3,506
   Cost of shares redeemed (40,967 and 111,481 shares, respectively)                                  (263,630)        (672,605)
                                                                                                   -----------       ----------
       Net increase in net assets derived from Fund share activities                                 3,002,512          846,899
                                                                                                   -----------       ----------
       TOTAL INCREASE                                                                                3,188,432        2,384,885
NET ASSETS AT THE BEGINNING OF THE PERIOD                                                            8,186,936        5,802,051
                                                                                                   -----------       ----------
NET ASSETS AT THE END OF THE PERIOD                                                                $11,375,368       $8,186,936
                                                                                                   -----------       ----------
                                                                                                   -----------       ----------

*<F5>  See Note 7.

  The accompanying notes to financial statements are an integral part of these statements.

FMI Provident Trust Strategy Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

                                                     (UNAUDITED)
                                                  FOR THE SIX MONTH                       YEARS ENDED JUNE 30,
                                                    PERIOD ENDING        ------------------------------------------------------
                                                  DECEMBER 31, 2004      2004        2003         2002        2001         2000
                                                  -----------------      ----        ----         ----        ----         ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 6.56          $ 5.22       $ 6.04      $14.02       $23.59      $23.36
Income from investment operations:
   Net investment (loss) income (a)<F6>                  (0.01)          (0.03)       (0.02)       0.06        (0.04)      (0.13)
   Net realized and unrealized
     gains (losses) on investments                        0.54            1.37        (0.14)(d)   (1.33)       (5.64)       4.11
                                                                                            <F9>
                                                        ------          ------       ------      ------       ------      ------
Total from investment operations                          0.53            1.34        (0.16)      (1.27)       (5.68)       3.98
Less distributions:
   Dividends from net investment income                     --           (0.00)*      (0.01)         --           --       (0.02)
                                                                              <F10>
   Distributions from net realized gains                 (0.49)             --        (0.65)      (6.71)       (3.89)      (3.73)
                                                        ------          ------       ------      ------       ------      ------
Total from distributions                                 (0.49)          (0.00)       (0.66)      (6.71)       (3.89)      (3.75)
                                                        ------          ------       ------      ------       ------      ------
Net asset value, end of period                          $ 6.60          $ 6.56       $ 5.22      $ 6.04       $14.02      $23.59
                                                        ------          ------       ------      ------       ------      ------
                                                        ------          ------       ------      ------       ------      ------

TOTAL RETURN                                             8.72%**        25.74%       (2.45%)    (15.68%)     (27.01%)     20.83%
                                                             <F11>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                 11,375            8,187        5,802       1,765       12,265      24,186
Ratio of expenses (after reimbursement)
  to average net assets (b)<F7>                          1.20%***        1.20%        1.21%       1.30%        1.30%       1.30%
                                                             <F12>
Ratio of net investment (loss) income
  to average net assets (c)<F8>                         (0.16%)***      (0.54%)      (0.54%)      0.65%       (0.12%)     (0.64%)
                                                              <F12>
Portfolio turnover rate                                 22.53%          48.76%       51.79%     161.67%      120.34%      46.67%

 (a)<F6> For the six month period ending December 31, 2004 and for the years ended June 30, 2004, 2003 and 2002, net investment (loss) income per share is calculated using average shares outstanding. In prior years, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
 (b)<F7> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the six month period ending December 31, 2004 and for the years ended June 30, 2004, 2003, 2002, 2001 and 2000, as follows: 2.02%, 1.89%, 3.11%, 3.06%, 1.56% and 1.40%, respectively.
 (c)<F8> If the Fund had paid all of its expenses, the ratios would have been, for the six month period ending December 31, 2004 and for the years ended June 30, 2004, 2003, 2002, 2001 and 2000, as follows:
           (0.98%), (1.23%), (2.44%), (1.11%), (0.38%) and (0.74%),
           respectively.
 (d)<F9> The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
  *<F10>   Amount less than $0.005 per share.
 **<F11>   Not Annualized.
***<F12>   Annualized.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Winslow Growth Fund

                                                                January 12, 2005

Dear Shareholder,

  In our letter to you dated July 12, 2004 we enumerated several things that were raising uncertainties in investors' minds: a slowing rate of corporate earnings growth, inflation and interest rate questions, geopolitical fears and election uncertainty. These worries precipitated a decline in stocks in the third quarter.

  As uncertainties eased, stocks rallied broadly in the fourth quarter. Your Fund was positioned for a rising stock market emphasizing our stock picking of good businesses. Thus, we are pleased to report that the Fund gained 11.67% in the quarter, compared with 9.17% for the Russell 1000 Growth Index. For the year, the portfolio increased 13.93% versus 6.30% for the benchmark. As you can see, the Fund has outperformed the index for the last one, three and five years.

     2004                             FUND         RUSSELL 1000 GROWTH(1)<F13>
     ----                             ----         ---------------------------
     Fourth Quarter                  11.67%                   9.17%
     2004                            13.93%                   6.30%
     Last 3 Years Annualized          2.49%                  -0.18%
     Last 5 Years Annualized         -3.86%                  -9.29%
     Since Inception (7/1/95)         7.36%                   8.00%

(1)<F13> The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Reflects no deduction for fees, expenses or taxes.

  For the year 2004, the portfolio outperformed the Russell 1000 Growth Index by 7.6 percentage points. Stock selection in Technology accounted for about 3 percentage points of the portfolio outperformance. Due to changing fundamentals in Technology, especially in semiconductor inventories, we reduced holdings during the spring. Our company specific research led us from an overweight in Technology companies at the beginning of the year to an underweight by mid summer. By autumn, we believed the stock price declines made them more attractive and we increased the holdings. Important positive contributors to the outperformance for the year, driven by their strong earnings growth, were Dell Inc., QUALCOMM Inc., Yahoo! Inc., Google Inc. and VeriSign, Inc. Selling Intel early also helped. Detractors were Fiserv which was sold and Mercury Interactive Corp.

  Another major positive to performance (also around 3 percentage points) was our selection in Healthcare. As has been the case for a few years, we continued to avoid most major pharmaceuticals due to their rising regulatory and legal risks and slow earnings growth. Our positions in UnitedHealth Group Inc. (3.3% of the portfolio, up 51%) and Caremark Rx, Inc. (3.5%, up 55%) were nicely additive. Selling Pfizer in March avoided much of its decline.

  Gains in our Financial stocks accounted for about 2 percentage points of the 7.6% outperformance versus the Russell 1000 Growth Index. Strong performance by SLM Corp., Chicago Mercentile Exchange and Franklin Resources, Inc. led the gain in the sector. Other favorable stock selections in the portfolio such as Avon Products, Danaher Corp., eBay Inc., Carnival Corp. more than offset moderate losses in Univision, Education Management and IAC Interactive. Selling limits losses and Avon, Univision, Education Management and IAC Ineractive were sold.

  What is our investment outlook now? Let us review 2004 to understand where we are starting 2005. As expressed in our January 2004 letter, we believed stocks would rise in 2004 somewhat less than earnings growth as price/earnings ratios compressed a bit due to likely higher interest rates. In fact stocks had a favorable return in 2004. Earnings rose a bit more than expected at the beginning of the year, but the P/E ratio compressed somewhat more than estimated even though the 10 year U.S. Treasury bond rate was unchanged at 4.25%.

  As we start 2005, with the market P/E of 16.5 times estimated S&P 500 earnings, we believe investors have already discounted a rise in the 10 year U.
S. Treasury bond rate to 5% or so. At this time we see trendline growth of GDP in the area of 3.5% with inflation around 2.5%. Thus, we expect corporate profits to increase about 8% with the market achieving a similar return.

  We are mindful of the many questions and uncertainties in the investing landscape -- from dollar weakness and budget/trade deficits to geopolitical risks. We will closely monitor those issues. However, we emphasize bottom-up stock selection looking for good and improving businesses. We see plenty of opportunities. So, while being mindful of the risks, we will continue to emphasize those quality companies with good growth prospects and favorable valuation.

Sincerely,

/s/Clark J. Winslow

Clark J. Winslow
Portfolio Manager

STATEMENT OF NET ASSETS
December 31, 2004 (Unaudited)

SHARES OR
PRINCIPAL
 AMOUNT                                                    COST         VALUE
---------                                                  ----         -----
COMMON STOCKS -- 97.3% (A)<F15>

COMMUNICATION SERVICES SECTOR -- 1.0%
-------------------------------------

            TELECOMMUNICATION-WIRELESS -- 1.0%
   1,800    Nextel Communications,
              Inc.*<F14>                               $   23,050   $   54,000

CONSUMER CYCLICALS SECTOR -- 13.9%
-------------------------------------
            BROADCASTING & CABLE -- 1.0%
   1,700    Comcast Corp.
              Special Cl A N.V.*<F14>                      52,552       55,828

            LODGING-HOTELS -- 3.4%
   2,100    Carnival Corp.                                 72,063      121,023
   1,100    Royal Caribbean
              Cruises Ltd.                                 45,692       59,884
                                                       ----------   ----------
                                                          117,755      180,907

            RETAIL-BUILDING SUPPLIES -- 2.2%
   2,100    Lowe's Companies, Inc.                         67,213      120,939

            RETAIL-COMPUTER & ELECTRONICS -- 2.0%
   1,800    Best Buy Co., Inc.                             88,603      106,956

            RETAIL-INTERNET -- 2.4%
   1,100    eBay Inc.*<F14>                                54,170      127,908

            RETAIL-SPECIALTY -- 2.9%
   3,900    Bed Bath & Beyond Inc.*<F14>                  125,509      155,337

CONSUMER STAPLES SECTOR -- 5.7%
-------------------------------
            DISTRIBUTION-FOOD & HEALTH -- 1.3%
   1,900    Sysco Corp.                                    62,839       72,523

            HOUSEHOLD PRODUCTS -- 0.9%
     900    Procter & Gamble Co.                           48,374       49,572

            RETAIL-DRUG STORES -- 1.6%
   2,200    Walgreen Co.                                   76,607       84,414

            RETAIL-GENERAL MERCHANT -- 1.9%
   1,900    Wal-Mart Stores, Inc.                          70,474      100,358

ENERGY SECTOR -- 2.9%
---------------------
            OIL & GAS-DRILLING & EQUIPMENT -- 1.0%
     800    Schlumberger Ltd.                              52,375       53,560

            OIL-EXPLORATION & PRODUCTS -- 1.9%
   2,900    XTO Energy, Inc.                               86,454      102,602

FINANCIALS SECTOR -- 12.1%
--------------------------
            COMMERCIAL SERVICES -- 0.9%
     200    Chicago Mercantile
              Exchange                                     26,012       45,740

            CONSUMER FINANCE -- 3.0%
   3,000    SLM Corp.                                     100,458      160,170

            FINANCIAL-DIVERSE -- 1.5%
   1,700    Citigroup Inc.                                 65,362       81,906

            INSURANCE-MULTILINE -- 2.3%
   1,850    American International
              Group, Inc.                                 108,221      121,489

            INVESTMENT BANKS/BROKERS -- 2.7%
     900    Goldman Sachs
              Group, Inc.                                  79,498       93,636
     900    Merrill Lynch & Co., Inc.                      38,325       53,793
                                                       ----------   ----------
                                                          117,823      147,429

            INVESTMENT MANAGEMENT -- 1.7%
   1,300    Franklin Resources, Inc.                       62,565       90,545

HEALTHCARE SECTOR -- 19.1%
--------------------------
            BIOTECHNOLOGY -- 3.3%
   1,100    Amgen Inc.*<F14>                               55,306       70,565
     800    Biogen Idec Inc.*<F14>                         52,688       53,288
   1,000    Genentech, Inc.*<F14>                          31,811       54,440
                                                       ----------   ----------
                                                          139,805      178,293

            MANAGED CARE -- 3.3%
   2,000    UnitedHealth Group Inc.                        54,942      176,060

            MEDICAL DISTRIBUTORS -- 3.0%
   2,600    Fisher Scientific
              International Inc.*<F14>                    144,268      162,188

            MEDICAL PRODUCTS & SUPPLIES -- 4.6%
     500    Alcon, Inc.                                    38,192       40,300
     900    Medtronic, Inc.                                31,723       44,703
   1,800    St. Jude Medical, Inc.*<F14>                   61,658       75,474
   1,100    Zimmer Holdings, Inc.*<F14>                    57,234       88,132
                                                       ----------   ----------
                                                          188,807      248,609

            PHARMACEUTICALS -- 1.4%
   2,500    Teva Pharmaceutical
              Industries Ltd. SP-ADR                       74,177       74,650

            SPECIALIZED SERVICES -- 3.5%
   4,800    Caremark Rx, Inc.*<F14>                        95,801      189,264

INDUSTRIALS SECTOR -- 12.1%
---------------------------
            BUSINESS SERVICE -- 2.0%
   1,300    Apollo Group, Inc.*<F14>                       67,532      104,923

            INDUSTRIAL CONGLOMERATE -- 6.9%
   1,000    3M Co.                                         80,331       82,070
   2,100    Danaher Corp.                                  82,417      120,561
   3,300    General Electric Co.                          108,842      120,450
     500    Illinois Tool Works Inc.                       47,648       46,340
                                                       ----------   ----------
                                                          319,238      369,421

            DISTRIBUTION WHOLESALE -- 1.0%
     900    Fastenal Co.                                   52,549       55,404

            SERVICES-EMPLOYMENT -- 2.2%
   2,500    Manpower Inc.                                 118,510      120,750

TECHNOLOGY SECTOR -- 30.5%
--------------------------
            COMMUNICATION-EQUIPMENT -- 5.2%
     900    Amdocs Ltd.*<F14>                              17,742       23,625
   6,300    Cisco Systems Inc.*<F14>                      127,232      121,590
   2,400    Comverse
              Technology, Inc.*<F14>                       53,726       58,680
   6,200    Corning Inc.*<F14>                             70,626       72,974
                                                       ----------   ----------
                                                          269,326      276,869

            COMPUTER HARDWARE -- 5.4%
     800    CDW Corp.                                      50,038       53,080
   4,400    Dell Inc.*<F14>                               127,616      185,416
   1,600    Network Appliance, Inc.*<F14>                  51,167       53,152
                                                       ----------   ----------
                                                          228,821      291,648

            COMPUTER SOFTWARE/SERVICES -- 6.7%
   1,000    Electronic Arts Inc.*<F14>                     50,096       61,680
   1,900    Mercury Interactive Corp.*<F14>                61,123       86,545
   6,000    Microsoft Corp.                               109,816      160,260
   3,900    Oracle Corp.*<F14>                             54,062       53,508
                                                       ----------   ----------
                                                          275,097      361,993

            ELECTRONICS-SEMICONDUCTORS -- 4.0%
   2,300    Altera Corp.*<F14>                             52,610       47,610
   1,700    Broadcom Corp.*<F14>                           51,933       54,876
   2,700    Maxim Integrated
              Products, Inc.                              118,341      114,453
                                                       ----------   ----------
                                                          222,884      216,939

            INTERNET -- 2.9%
     450    Google Inc.*<F14>                              45,922       86,895
   1,800    Yahoo! Inc.*<F14>                              42,319       67,824
                                                       ----------   ----------
                                                           88,241      154,719

            SERVICES-DATA PROCESSING -- 3.6%
   2,400    Paychex, Inc.                                  81,256       81,792
   3,400    VeriSign, Inc.*<F14>                           56,781      113,968
                                                       ----------   ----------
                                                          138,037      195,760

            WIRELESS -- 2.7%
   3,400    QUALCOMM Inc.                                  93,573      144,160
                                                       ----------   ----------
                Total common stocks                     3,978,024    5,233,833

SHORT-TERM INVESTMENTS -- 2.9% (A)<F15>

            VARIABLE RATE DEMAND NOTE -- 2.9%
$155,544    U.S. Bank, N.A., 2.17%                        155,544      155,544
                                                       ----------   ----------
                Total short-term
                  investments                             155,544      155,544
                                                       ----------   ----------
                Total investments                      $4,133,568    5,389,377
                                                       ----------
                                                       ----------
            Liabilities, less cash and
              receivables -- (0.2%) (A)<F15>                           (11,540)
                                                                    ----------
                NET ASSETS                                          $5,377,837
                                                                    ----------
                                                                    ----------
                Net Asset Value Per Share
                  ($0.01 par value, 300,000,000
                  shares authorized), offering
                  and redemption price
                  ($5,377,837 / 1,060,296
                  shares outstanding)                               $     5.07
                                                                    ----------
                                                                    ----------

  *<F14>   Non-income producing security.
(a)<F15> Percentages for the various classifications relate to net assets ADR - American Depository Receipts
N.V. - Netherlands Antilles Limited Liability Corp.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Winslow Growth Fund
STATEMENT OF OPERATIONS
For the Six Month Period Ending December 31, 2004 (Unaudited)

INCOME:
   Dividends                                                          $ 35,016
   Interest                                                                658
                                                                      --------
       Total income                                                     35,674
                                                                      --------
EXPENSES:
   Management fees                                                      24,593
   Professional fees                                                    20,097
   Registration fees                                                    13,440
   Transfer agent fees                                                   7,790
   Administrative services                                               6,836
   Custodian fees                                                        4,467
   Board of Directors fees                                               2,451
   Printing and postage expense                                          1,126
   Insurance expense                                                       132
   Other expenses                                                        2,570
                                                                      --------
       Total expenses before reimbursement                              83,502
   Less expenses assumed by adviser                                    (51,531)
                                                                      --------
       Net expenses                                                     31,971
                                                                      --------
NET INVESTMENT INCOME                                                    3,703
                                                                      --------
NET REALIZED GAIN ON INVESTMENTS                                       214,006
CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS                       185,402
                                                                      --------
NET GAIN ON INVESTMENTS                                                399,408
                                                                      --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $403,111
                                                                      --------
                                                                      --------

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending December 31, 2004 (Unaudited) and for the Year Ended June 30, 2004

                                                                                      DECEMBER 31, 2004     JUNE 30, 2004
                                                                                      -----------------     -------------
OPERATIONS:
   Net investment income (loss)                                                           $    3,703          $  (35,407)
   Net realized gain on investments                                                          214,006             484,687
   Change in unrealized appreciation on investments                                          185,402             326,080
                                                                                          ----------          ----------
       Net increase in net assets resulting from operations                                  403,111             775,360
                                                                                          ----------          ----------
FUND SHARE ACTIVITIES:
   Proceeds from shares issued (11,309 and 120,700 shares, respectively)                      51,676             518,473
   Cost of shares redeemed (664 and 75,339 shares, respectively)                              (3,081)           (339,697)
                                                                                          ----------          ----------
       Net increase in net assets derived from Fund share activities                          48,595             178,776
                                                                                          ----------          ----------
       TOTAL INCREASE                                                                        451,706             954,136
NET ASSETS AT THE BEGINNING OF THE PERIOD                                                  4,926,131           3,971,995
                                                                                          ----------          ----------
NET ASSETS AT THE END OF THE PERIOD
  (including undistributed net investment income of $3,703 and $0, respectively)          $5,377,837          $4,926,131
                                                                                          ----------          ----------
                                                                                          ----------          ----------

  The accompanying notes to financial statements are an integral part of these statements.

FMI Winslow Growth Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

                                                     (UNAUDITED)
                                                  FOR THE SIX MONTH                       YEARS ENDED JUNE 30,
                                                    PERIOD ENDING        ------------------------------------------------------
                                                  DECEMBER 31, 2004      2004        2003         2002        2001         2000
                                                  -----------------      ----        ----         ----        ----         ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 4.69          $ 3.96       $ 3.92      $ 5.07       $11.62      $15.60
Income from investment operations:
   Net investment income (loss) (a)<F16>                  0.00*<F19>     (0.03)       (0.03)      (0.03)       (0.05)      (0.08)
   Net realized and unrealized gains (losses)
     on investments                                       0.38            0.76         0.07       (1.12)       (1.94)       2.52
                                                        ------          ------       ------      ------       ------      ------
Total from investment operations                          0.38            0.73         0.04       (1.15)       (1.99)       2.44
Less distributions:
   Dividend from net investment income                      --              --           --          --           --          --
   Distributions from net realized gains                    --              --           --          --        (4.56)      (6.42)
                                                        ------          ------       ------      ------       ------      ------
Total from distributions                                    --              --           --          --        (4.56)      (6.42)
                                                        ------          ------       ------      ------       ------      ------
Net asset value, end of period                          $ 5.07          $ 4.69       $ 3.96      $ 3.92       $ 5.07      $11.62
                                                        ------          ------       ------      ------       ------      ------
                                                        ------          ------       ------      ------       ------      ------

TOTAL RETURN                                             8.10%**<F20>   18.43%        1.02%     (22.53%)     (20.54%)     22.55%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                  5,378            4,926        3,972       4,144        5,860      12,151
Ratio of expenses (after reimbursement)
  to average net assets (b)<F17>                         1.30%***        1.30%        1.30%       1.30%        1.30%       1.29%
                                                             <F21>
Ratio of net investment income (loss)
  to average net assets (c)<F18>                         0.15%***       (0.77%)      (0.74%)     (0.73%)      (0.70%)     (0.65%)
                                                             <F21>
Portfolio turnover rate                                 45.45%          94.10%      108.42%      70.55%      111.99%     123.92%

(a)<F16> Net investment income (loss) per share is calculated using average shares outstanding.
(b)<F17> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the six month period ending December 31, 2004 and for the years ended June 30, 2004, 2003, 2002, 2001 and 2000,
           3.39%, 2.78%, 3.17%, 2.71%, 1.87% and 1.54%, respectively.
(c)<F18> If the Fund had paid all of its expenses, the ratios would have been, for the six month period ending December 31, 2004 and for the years ended June 30, 2004, 2003, 2002, 2001 and 2000, (1.94%),
           (2.25%), (2.61%), (2.14%), (1.27%) and (0.90%), respectively.
  *<F19>   Amount less than $0.005 per share.
 **<F20>   Not Annualized.
***<F21>   Annualized.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Knappenberger Partners Emerging Growth Fund

                                                               February 11, 2005

Dear Shareholder:

  The first half of the fiscal year is off to a fine start. The last four months of 2004 provided strong absolute returns with all sectors participating. This more than offset the weak start to the September quarter. While the economy could have been more robust, the recovery is on solid footing and has been typical of prior cycles. Job creation has been consistent and we are seeing profit growth across all industries. We anticipate a continuation of this growth as we move through 2005.

  In the Fund, we took steps to reduce our weighting in technology stocks early in the period. Although these stocks initially performed well in the recovery, their earnings have become less predictable, especially in the semiconductor and telecommunications subsectors. As a result, we have migrated towards greater consistency. Healthcare, with a 30% weighting in the portfolio is now the largest sector. We have added several new names here and some existing holdings have been outstanding performers. Currently, our top two holdings are in the healthcare sector.

  We have also reduced our weighting in the business services component of the consumer goods sector. We have owned several companies who have been beneficiaries of the Sarbanes Oxley legislation. These stocks have performed well, driven by strong earnings gains, but we feel that the bulk of the implementation is now behind us. Our consumer goods sector has generally provided solid gains during the first half of the fiscal year.

  We feel the second half of the fiscal year will continue to provide solid positive returns. As a result, our cash levels remain minimal. We thank you for your continued support.

Sincerely,

/s/Gail M. Knappenberger

Gail M. Knappenberger
Portfolio Manager

FMI Knappenberger Partners Emerging Growth Fund
STATEMENT OF NET ASSETS
December 31, 2004 (Unaudited)

SHARES OR
PRINCIPAL
  AMOUNT                                                COST           VALUE
---------                                               ----           -----
COMMON STOCKS -- 97.3% (A)<F23>

CONSUMER GOODS SECTOR -- 25.0%
------------------------------
             EDUCATION SERVICES -- 2.1%
    10,375   Education Management
               Corp.*<F22>                          $   170,726    $   342,479

             RETAIL -- 10.0%
    11,562   Cache, Inc.*<F22>                          108,561        208,347
     5,825   Chico's FAS, Inc.*<F22>                     47,561        265,212
    10,225   Design Within Reach Inc.*<F22>             176,888        148,774
     6,718   Fred's, Inc.                                53,031        116,893
     4,825   Jos. A. Bank
               Clothiers, Inc.*<F22>                    147,920        136,548
    11,150   MSC Industrial
               Direct Co., Inc.                         197,805        401,177
     9,400   PETsMART, Inc.                             112,644        333,982
                                                    -----------    -----------
                                                        844,410      1,610,933

             SERVICES COMMERCIAL -- 8.6%
    10,800   Charles River
               Associates Inc.*<F22>                    292,642        505,116
     5,075   The Corporate Executive
               Board Co.                                105,268        339,720
    10,050   Navigant Consulting, Inc.*<F22>             78,737        267,330
     5,125   Resources
               Connection, Inc.*<F22>                   211,939        278,339
                                                    -----------    -----------
                                                        688,586      1,390,505

             SHOES -- 1.8%
     9,550   Rocky Shoes &
               Boots, Inc.*<F22>                        227,118        283,635

             TEXTILES-APPAREL MANUFACTURERS -- 2.5%
     7,225   Coach, Inc.*<F22>                           55,894        407,490

ENERGY SECTOR -- 3.1%
---------------------
             MACHINE OILWELL EQUIPMENT -- 1.2%
     5,375   Quicksilver
               Resources Inc.*<F22>                     175,494        197,692

             OIL CRUDE PRODUCERS -- 1.9%
     6,275   Ultra Petroleum Corp.*<F22>                 55,074        302,016

FINANCIAL SERVICES SECTOR -- 7.3%
---------------------------------
             BANKS -- 6.5%
     5,700   Boston Private Financial
               Holdings, Inc.                            96,426        160,569
     8,900   East West Bancorp, Inc.                    154,630        373,444
     6,425   UCBH Holdings, Inc.                         88,848        294,393
     3,900   Wintrust Financial Corp.                   119,771        222,144
                                                    -----------    -----------
                                                        459,675      1,050,550

             LIFE INSURANCE -- 0.8%
     8,150   Affirmative Insurance
               Holdings, Inc.                           114,100        137,246

HEALTHCARE SECTOR -- 29.8%
--------------------------
             BIOTECHNOLOGY RESEARCH & PRODUCTS -- 2.7%
     6,000   Kensey Nash Corp.*<F22>                    158,703        207,180
     4,575   Martek Biosciences Corp.*<F22>             162,312        234,240
                                                    -----------    -----------
                                                        321,015        441,420

             DRUGS & PHARMACIES -- 5.4%
    10,475   Medicis Pharmaceutical
               Corp.                                    206,074        367,777
    11,325   United Therapeutics
               Corp.*<F22>                              259,130        511,324
                                                    -----------    -----------
                                                        465,204        879,101

             FACILITIES -- 2.4%
    10,500   Psychiatric
               Solutions, Inc.*<F22>                    169,390        383,880

             HEALTHCARE SERVICES -- 4.0%
     6,475   IDX Systems Corp.*<F22>                    153,947        223,129
    13,625   Providence Service Corp.*<F22>             163,500        285,716
     2,900   Stericycle, Inc.*<F22>                     139,861        133,255
                                                    -----------    -----------
                                                        457,308        642,100

             MANAGEMENT SERVICES -- 2.1%
    12,200   Centene Corp.*<F22>                        283,302        345,870

             MEDICAL DENTAL INSTRUMENT SUPPLY -- 9.2%
    12,400   American Medical
               Systems Holdings, Inc.*<F22>             206,712        518,444
     4,625   INAMED Corp.*<F22>                         220,629        292,531
    10,550   Merit Medical
               Systems, Inc.*<F22>                      161,192        161,204
     3,575   Respironics, Inc.*<F22>                    177,741        194,337
    11,325   Wright Medical
               Group, Inc.*<F22>                        346,787        322,763
                                                    -----------    -----------
                                                      1,113,061      1,489,279

             MEDICAL & DENTAL SERVICES -- 4.0%
     9,975   America Service
               Group Inc.*<F22>                         213,064        267,031
    18,325   Omnicell, Inc.*<F22>                       175,388        201,575
     2,875   Quality Systems, Inc.*<F22>                149,472        171,925
                                                    -----------    -----------
                                                        537,924        640,531

INTEGRATED OILS SECTOR -- 0.8%
------------------------------
             OIL-INTEGRATED DOMESTIC -- 0.8%
     8,475   KCS Energy, Inc.*<F22>                      67,800        125,260

PRODUCER DURABLES SECTOR -- 3.1%
------------------------------
             MACHINERY-CONSTRUCTION -- 1.7%
     5,775   A.S.V., Inc.*<F22>                         199,722        276,622

             TELECOMMUNICATIONS -- 1.4%
    22,500   Symmetricom, Inc.*<F22>                    174,597        218,475

TECHNOLOGY SECTOR -- 25.3%
------------------------------
             COMMUNICATION TECHNOLOGY -- 0.9%
    13,925   Carrier Access Corp.*<F22>                 185,072        148,719

             COMPUTER SERVICES/SOFTWARE
               & SYSTEMS -- 19.8%
     6,625   Altiris,  Inc.*<F22>                       128,917        234,724
    11,225   Captiva Software Corp.*<F22>               130,817        114,495
    21,057   Epicor Software Corp.*<F22>                271,419        296,693
    13,600   Merge Technologies Inc.*<F22>              228,177        302,600
     7,025   NICE Systems
               Ltd. SP-ADR*<F22>                        182,670        219,812
    13,525   Open Solutions Inc.*<F22>                  310,632        351,109
    11,525   Packeteer, Inc.*<F22>                      146,297        166,536
     2,225   Provide Commerce Inc.*<F22>                 79,471         82,659
    15,250   RADWARE Ltd.*<F22>                         286,034        398,482
    11,875   The Ultimate Software
               Group, Inc.*<F22>                         87,495        150,575
    16,325   Vascular Solutions, Inc.*<F22>             157,504        163,577
     9,275   Verint Systems Inc.*<F22>                  139,496        336,961
    21,500   Witness Systems, Inc.*<F22>                219,819        375,390
                                                    -----------    -----------
                                                      2,368,748      3,193,613

             ELECTRONICS -- 2.3%
    19,950   Aeroflex Inc.*<F22>                        225,747        241,794
     2,000   Avid Technology, Inc.*<F22>                 68,080        123,500
                                                    -----------    -----------
                                                        293,827        365,294

             ELECTRONICS SEMICONDUCTORS -- 2.3%
     8,775   FormFactor Inc.*<F22>                      168,999        238,154
    11,750   O2Micro International Ltd.*<F22>           139,901        134,420
                                                    -----------    -----------
                                                        308,900        372,574

TRANSPORTATION SECTOR -- 2.1%
-----------------------------
             TRUCKERS -- 2.1%
     7,475   Hunt (J.B.) Transport
               Services, Inc.                           104,450        335,254

UTILITIES SECTOR -- 0.8%
------------------------
             TELECOMMUNICATIONS -- 0.8%
     3,875   ARGON ST, Inc.*<F22>                       120,800        137,369
                                                    -----------    -----------
                 Total common stocks                  9,962,197     15,717,907

SHORT-TERM INVESTMENTS -- 2.7% (A)<F23>

             VARIABLE RATE DEMAND NOTE -- 2.7%
  $441,841   U.S. Bank, N.A., 2.17%                     441,841        441,841
                                                    -----------    -----------
                 Total short-term
                   investments                          441,841        441,841
                                                    -----------    -----------
                 Total investments                  $10,404,038     16,159,748
                                                    -----------
                                                    -----------
             Liabilities, less cash and
               receivables -- (0.0%) (A)<F23>                           (5,888)
                                                                   -----------
                 NET ASSETS                                        $16,153,860
                                                                   -----------
                                                                   -----------
                 Net Asset Value Per Share
                   ($0.01 par value, 300,000,000
                   shares authorized), offering
                   and redemption price
                   ($16,153,860 / 1,599,304
                   shares outstanding)                             $     10.10
                                                                   -----------
                                                                   -----------

  *<F22>   Non-income producing security.
(a)<F23>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Knappenberger Partners Emerging Growth Fund
STATEMENT OF OPERATIONS
For the Six Month Period Ending December 31, 2004 (Unaudited)

INCOME:
   Dividends                                                       $     8,925
   Interest                                                              6,525
                                                                   -----------
       Total income                                                     15,450
                                                                   -----------
EXPENSES:
   Management fees                                                      87,118
   Administrative services                                              19,126
   Professional fees                                                    16,456
   Registration fees                                                    13,890
   Transfer agent fees                                                   8,492
   Custodian fees                                                        6,705
   Printing and postage expense                                          4,077
   Board of Directors fees                                               2,463
   Insurance expense                                                       388
   Other expenses                                                        2,468
                                                                   -----------
       Total expenses before reimbursement                             161,183
   Less expenses assumed by adviser                                    (47,721)
                                                                   -----------
       Net expenses                                                    113,462
                                                                   -----------
NET INVESTMENT LOSS                                                    (98,012)
                                                                   -----------
NET REALIZED GAIN ON INVESTMENTS                                     3,594,490
CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS                    (3,618,907)
                                                                   -----------
NET LOSS ON INVESTMENTS                                                (24,417)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  (122,429)
                                                                   -----------
                                                                   -----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending December 31, 2004 (Unaudited) and for the Year Ended June 30, 2004

                                                                                 DECEMBER 31, 2004    JUNE 30, 2004
                                                                                 -----------------    -------------
OPERATIONS:
   Net investment loss                                                              $   (98,012)        $  (504,992)
   Net realized gain on investments                                                   3,594,490           3,271,942
   Change in unrealized appreciation on investments                                  (3,618,907)          4,397,165
                                                                                    -----------         -----------
       Net (decrease) increase in net assets resulting from operations                 (122,429)          7,164,115
                                                                                    -----------         -----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (283,030 and 3,272,260 shares, respectively)           2,415,043          29,887,584
   Cost of shares redeemed (2,012,459 and 3,738,045 shares, respectively)           (17,452,885)        (34,414,657)
                                                                                    -----------         -----------
       Net decrease in net assets derived from Fund share activities                (15,037,842)         (4,527,073)
                                                                                    -----------         -----------
       TOTAL (DECREASE) INCREASE                                                    (15,160,271)          2,637,042
NET ASSETS AT THE BEGINNING OF THE PERIOD                                            31,314,131          28,677,089
                                                                                    -----------         -----------
NET ASSETS AT THE END OF THE PERIOD                                                 $16,153,860         $31,314,131
                                                                                    -----------         -----------
                                                                                    -----------         -----------

  The accompanying notes to financial statements are an integral part of these statements.

FMI Knappenberger Partners Emerging Growth Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

                                                 (UNAUDITED)
                                                   FOR THE
                                                  SIX MONTH                                                   FOR THE PERIOD FROM
                                                PERIOD ENDING           FOR THE YEARS ENDED JUNE 30,             SEPTEMBER 30,
                                                 DECEMBER 31,   -------------------------------------------      1999+<F24> TO
                                                     2004        2004         2003        2002         2001      JUNE 30, 2000
                                                    ------      ------       ------      ------       ------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                $ 9.41      $ 7.56       $ 9.09      $11.37       $12.77         $10.00
Income from investment operations:
   Net investment loss (a)<F27>                      (0.05)      (0.11)       (0.08)      (0.11)       (0.12)         (0.06)
   Net realized and unrealized
     gains (losses) on investments                    0.74        1.96        (1.45)      (2.17)       (1.28)          2.97
                                                    ------      ------       ------      ------       ------         ------
Total from investment operations                      0.69        1.85        (1.53)      (2.28)       (1.40)          2.91
Less distributions:
   Dividend from net investment income                  --          --           --          --           --            --
   Distribution from net realized gains                 --          --           --          --           --          (0.14)
                                                    ------      ------       ------      ------       ------         ------
Total from distributions                                --          --           --          --           --          (0.14)
                                                    ------      ------       ------      ------       ------         ------
Net asset value, end of period                      $10.10      $ 9.41       $ 7.56      $ 9.09       $11.37         $12.77
                                                    ------      ------       ------      ------       ------         ------
                                                    ------      ------       ------      ------       ------         ------

TOTAL RETURN                                         7.33%*     24.47%      (16.83%)    (20.05%)     (10.96%)        29.21%*
                                                         <F25>                                                            <F25>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)              16,154      31,314       28,677      24,270       15,320         11,491
Ratio of expenses (after reimbursement)
  to average net assets (b)<F28>                     1.30%**     1.30%        1.30%       1.30%        1.30%          1.30%**
                                                         <F26>                                                            <F26>
Ratio of net investment loss
  to average net assets (c)<F29>                    (1.13%)**   (1.20%)      (1.17%)     (1.15%)      (0.99%)        (0.80%)**
                                                          <F26>                                                            <F26>
Portfolio turnover rate                             31.32%     106.40%       98.57%      68.18%      146.88%         91.54%

  +<F24>   Commencement of operations.
  *<F25>   Not Annualized.
 **<F26>   Annualized.
(a)<F27> For the six month period ending December 31, 2004 and for the years ended June 30, 2004, 2003 and 2002, net investment loss per share is calculated using average shares outstanding. In prior years, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(b)<F28> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been for the six month period ending December 31, 2004 and for the years ended June 30, 2004, 2003, 2002 and 2001 and for the period September 30, 1999+<F24> to June 30, 2000, 1.85%**<F26>,
           1.44%, 1.71%, 1.75%, 1.69% and 1.70%**<F26>, respectively.
(c)<F29> If the Fund had paid all of its expenses, the ratios would have been for the six month period ending December 31, 2004 and for the years ended June 30, 2004, 2003, 2002 and 2001 and for the period September 30, 1999+<F24> to June 30, 2000, (1.68%)**<F26>, (1.34%),
           (1.58%), (1.60%), (1.38%) and (1.20%)**<F26>, respectively.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Woodland Small Capitalization Value Fund

                                                                February 7, 2005

Dear Shareholders,

  The FMI Woodland Small Capitalization Value Fund (the "Fund") performance for the quarter ending December 31, 2004 was encouraging on both an absolute basis and relative to the Russell 2000. The Fund gained 14.26% versus a gain of 14.09% for the Russell 2000(1)<F30>, with its heavy weighing in technology. For calendar year 2004 the Fund finished up 22.07% compared to the Russell's gain of 18.33%. The Fund's five year annualized return and for the period from September 16, 1996 (commencement of operations) to December 31, 2004 was 10.91% and 9.56%, respectively. Small cap stocks outperformed large caps for the quarter and for the sixth consecutive year, with the S&P 500(2)<F31> increasing 9.23% and 10.88% respectively.

  Valuations have risen since our last report, but we believe that stocks in our portfolio look modestly undervalued. The portfolio's median forward P/E ratio stands at 18.1x, up from a year ago. The median forward P/E for the broader Value Line index of stocks now stands at 19.3x. So, while valuations are up on the whole, we believe the market has yet to fully appreciate the value of our holdings.

  On the economic front, the employment situation appears to be improving and business spending is picking up. In addition, consumers are still doing their part as interest rates remain near all-time lows, with the Federal Reserve adopting a less accommodative monetary policy by raising short-term rates. During the year we also saw the price of crude oil climb to $53 and then decline to $42 a barrel by year-end. These factors combined with a low-inflation environment resulted in an economy that expanded at a 4% pace in the third quarter. The consensus expectation by economists is for GDP to grow in the 3.5%-4% range in 2005.

LET'S TALK STOCKS

  The Fund's top three performing stocks for the quarter were Lifecore Biomedical, Inc., Ionics, and Surmodics, Inc.

  Lifecore Biomedical is a Minnesota based company that has been through a significant restructuring this past year. Newly appointed CEO Dennis Allingham has done a terrific job eliminating costs and focusing Lifecore on improving its returns and profitability. Wall Street is starting to take notice, and in this past quarter, the stock rose 61%. We see continued opportunity for margins to expand and cash flow to grow.

  During the quarter, Ionics gained 61% when General Electric announced a friendly all cash offer of $44 a share for Ionics. Consolidation in the water industry is occurring at a very rapid rate and Ionics was one of the last remaining significant players in the water purification segment. We had believed that eventually either the value would be reflected in the public marketplace or one of the bigger companies would buy Ionics because of its superior technology and market positioning.

  Surmodics gained 37% during the quarter. Surmodics is at the center of the convergence of the pharmaceutical and the medical device industries. Surmodics is most well known for providing the polymer coating technology for Johnson and Johnson's drug eluding stent. What is less well known is that is has a large pipeline of products in development with all the major medical device companies, which are generating high margin royalty fees. Its pipeline of 137 products continues to grow and represents significant revenue growth and cash flow generation for Surmodics in the future.

  Two of our weaker performers during the quarter were Tennant Co. and Intergraph Corp. Tennant is in the midst of an evolutionary transformation having completely revamped its management team and operating structure. During the quarter, higher costs for steel and petroleum related materials negatively impacted its earnings. We view these as short-term external issues that are being addressed and that going forward Tennant's earnings, cash flows, and margins will move higher, thereby leading to an increased valuation for the company.

(1)<F30> The Russell 2000 Index is an index comprised of 2000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. This index attempts to accurately capture the performance of the universe of small capitalization common stocks. Reflects no deduction for fees, expenses or taxes.
(2)<F31> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices. Reflects no deduction for fees, expenses or taxes.

  Intergraph, based in Alabama, is a cash rich technology company that is in the midst of a restructuring program led by new CEO Halsey Wise. He and his management team are eliminating costs, reducing layers of management, and increasing research and development efforts. These initiatives are expected to expand margins to industry norms and grow revenues at a faster rate. During the quarter Intergraph experienced a delay in a software launch as well as some challenges with restructuring activities, but these issues have been dealt with and longer term we believe management's actions will lead to expanding operating margins and improved profitability.

  During the quarter, we sold seven companies from the portfolio: Concorde Career Colleges, Danka Business Systems, Ionics, Matthews International, Plato Learning, TBC Tire Corp, and ValueVision Media. Ionics, discussed above, was sold due to the merger announcement with General Electric. The remaining positions were sold because we lost confidence in the company due to either a change in the competitive landscape or an unforeseen negative event.

  During the quarter, several companies were purchased at prices that we believe are below their intrinsic values. Two we would like to highlight are Alloy, Inc. and Enpro Industries, Inc.

  Alloy Incorporated is a media/marketing services and direct marketing company that targets Generation Y (ages 10-24, primarily girls.) Over the past several years, CEO Matt Diamond and the management team have acquired multiple media Internet assets with the goal of building the dominant company serving Generation Y. In the process of acquiring these new assets, their operating controls became lax and returns and margins declined significantly. During 2004, however, management and the Board of Directors instilled discipline in the capital allocation process and committed to improve the financial returns.
Going forward, we believe that operating margins will continue to expand and free cash flows will grow. Further, we believe that Alloy will take steps to create additional shareholder value by separating its two divisions (Media and Merchandising) and spinning off the Merchandising business to shareholders.

  Enpro Industries is a diversified industrial company specializing in engineered industrial and sealing products. Enpro was spun off from Goodrich Corporation in 2002 to separate Goodrich Corporation from an asbestos liability, which now resides with Enpro. Congress has put asbestos reform as a top priority for the upcoming congressional session. Management has established a business strategy to divest low margin, slow growth businesses and concentrate on growing businesses with higher margins. As the asbestos reform is completed and Enpro accomplishes its business plan the true value of the company should be realized.

CONCLUSION

  The portfolio has been constructed with a bottom-up investment approach. Therefore, we do not have a Fund that will mirror the performance of the Russell 2000 year-in and year-out. What we do own is a collection of businesses that we believe are operated by strong management teams, that generate free cash flow and are intelligent in their allocation of that cash flow.

  On December 29, 2004, our Board of Directors declared a distribution of $0.33050 per share from net long-term capital gains, payable December 30, 2004, to shareholders of record on December 28, 2004.

  As always, we appreciate your loyalty and support and look forward to communicating with you.

Sincerely,

/s/Richard W. Jensen                /s/Elizabeth M. Lilly, CFA

Richard W. Jensen                   Elizabeth M. Lilly, CFA
Portfolio Manager                   Portfolio Manager

FMI Woodland Small Capitalization Value Fund
STATEMENT OF NET ASSETS
December 31, 2004 (Unaudited)

SHARES OR
PRINCIPAL
  AMOUNT                                                COST           VALUE
---------                                               ----           -----
COMMON STOCKS -- 99.8% (A)<F33>

BASIC MATERIALS SECTOR -- 6.6%
------------------------------
             AGRICULTURAL PRODUCTS -- 0.7%
     4,640   Delta and Pine Land Co.                $    81,293    $   126,579

             CHEMICALS-SPECIALTY -- 4.3%
     5,420   Cytec Industries Inc.                      124,968        278,696
     6,210   H.B. Fuller Co.                            124,914        177,047
    19,255   Material Sciences Corp.*<F32>              233,162        346,398
                                                    -----------    -----------
                                                        483,044        802,141
             CONSTRUCTION/CEMENT -- 1.6%
     4,900   Texas Industries, Inc.                      96,924        305,662

CAPITAL GOODS SECTOR -- 21.2%
-----------------------------
             AEROSPACE/DEFENSE -- 2.2%
     6,215   Alliant Techsystems Inc.*<F32>              77,560        406,337

             MACHINERY-DIVERSE -- 3.5%
    23,530   Champion
               Enterprises, Inc.*<F32>                  251,123        278,124
     9,740   Tennant Co.                                378,761        386,191
                                                    -----------    -----------
                                                        629,884        664,315

             MANUFACTURER-DIVERSE -- 11.8%
     6,350   Carlisle Companies Inc.                    302,623        412,242
     7,400   EnPro Industries, Inc.*<F32>               211,338        218,818
     1,300   ESCO Technologies Inc.*<F32>                69,981         99,645
    13,500   Griffon Corp.*<F32>                        207,902        364,500
     7,700   Jarden Corp.*<F32>                         205,093        334,488
     1,810   Modine Manufacturing Co.                    57,770         61,124
    16,200   Pentair, Inc.                              256,231        705,672
                                                    -----------    -----------
                                                      1,310,938      2,196,489

             MANUFACTURER-SPECIALTY -- 1.7%
     8,850   Albany International Corp.                  92,420        311,166

             OFFICE EQUIPMENT & SUPPLIES -- 2.0%
     8,760   HNI Corp.                                  195,854        377,118

CONSUMER CYCLICALS SECTOR -- 23.0%
----------------------------------
             AUTO PARTS & EQUIPMENT -- 0.9%
     5,530   American Axle &
               Manufacturing
               Holdings, Inc.                           182,142        169,550

             AUTOMOBILES -- 3.1%
    25,520   Insurance Auto
               Auctions, Inc.*<F32>                     356,946        572,158

             BUILDING MATERIALS -- 2.7%
    37,780   Apogee Enterprises, Inc.                   355,893        506,630

             HARDWARE & TOOLS -- 2.5%
     5,730   The Toro Co.                               274,791        466,135

             LEISURE TIME-PRODUCTS -- 2.4%
     8,970   Brunswick Corp.                            167,663        444,015

             LODGING-HOTELS -- 1.5%
    12,840   Vail Resorts, Inc.*<F32>                   203,435        287,873

             PUBLISHING-NEWSPAPER -- 2.4%
    15,260   Hollinger
               International Inc.                       153,840        239,277
    11,240   Journal
               Communications, Inc.                     203,061        203,107
                                                    -----------    -----------
                                                        356,901        442,384

             RETAIL-SPECIALTY -- 3.9%
    16,140   Office Depot, Inc.*<F32>                   123,390        280,190
     6,822   The Sports
               Authority, Inc.*<F32>                     47,805        175,667
    28,720   The Topps Company, Inc.                    251,960        280,020
                                                    -----------    -----------
                                                        423,155        735,877

             SERVICES-ADVERTISING/MARKETING -- 1.1%
    26,150   Alloy, Inc.*<F32>                          176,308        211,030

             SERVICES-COMMERCIAL & CONSUMER -- 2.5%
    11,660   The Brink's Company                        169,092        460,803

CONSUMER STAPLES SECTOR -- 17.2%
--------------------------------
             ENTERTAINMENT -- 3.8%
    17,150   Gaylord
               Entertainment Co.*<F32>                  363,258        712,239

             FOODS -- 2.1%
    34,780   Del Monte Foods Co.*<F32>                  293,609        383,276

             HOUSEHOLD PRODUCTS -- 2.7%
     7,710   Church & Dwight Co., Inc.                  150,201        259,210
    11,570   PepsiAmericas, Inc.                        165,632        245,747
                                                    -----------    -----------
                                                        315,833        504,957

             PERSONAL CARE -- 2.1%
     8,260   Alberto-Culver Co.                         151,536        401,188

             RESTAURANTS -- 3.4%
    16,740   Triarc Companies, Inc.                     141,882        217,620
    34,000   Triarc Companies,
               Inc. Cl B                                307,071        416,840
                                                    -----------    -----------
                                                        448,953        634,460

             SPECIALTY PRINTING -- 3.1%
    22,750   Bowne & Co., Inc.                          257,055        369,915
     5,710   John H. Harland Co.                        171,799        206,131
                                                    -----------    -----------
                                                        428,854        576,046

ENERGY SECTOR -- 1.4%
---------------------
             OIL & GAS-DRILLING & EQUIPMENT -- 1.4%
    22,130   Key Energy
               Services, Inc.*<F32>                     185,194        261,134

FINANCIALS SECTOR -- 4.3%
-------------------------
             BANKS-MAJOR REGIONAL -- 4.3%
    11,830   NewAlliance
               Bancshares, Inc.                         179,145        180,999
    19,420   TCF Financial Corp.                        184,708        624,159
                                                    -----------    -----------
                                                        363,853        805,158

HEALTHCARE SECTOR -- 14.7%
--------------------------
             DIVERSE -- 1.6%
     4,850   Fisher Scientific
               International Inc.*<F32>                 134,226        302,543

             MEDICAL PRODUCTS & SUPPLIES -- 9.0%
    22,360   CNS, Inc.                                  196,195        280,618
    22,610   Lifecore Biomedical, Inc.*<F32>            172,227        254,589
     9,980   PolyMedica Corp.                           300,210        372,154
    14,320   Possis Medical, Inc.*<F32>                 181,023        193,034
    12,140   SurModics, Inc.*<F32>                      265,547        394,671
     4,900   Techne Corp.*<F32>                         172,367        190,610
                                                    -----------    -----------
                                                      1,287,569      1,685,676

             SPECIALIZED SERVICES -- 4.1%
     8,780   Laboratory Corporation of
               America Holdings.*<F32>                  254,139        437,420
    15,070   Laidlaw International Inc.*<F32>           252,190        322,498
                                                    -----------    -----------
                                                        506,329        759,918

TECHNOLOGY SECTOR -- 8.5%
-------------------------
             COMPUTER SOFTWARE/SERVICES -- 6.8%
     9,950   Acxiom Corp.                               160,720        261,685
     8,170   Fair Isaac Corp.                           247,839        299,676
    19,639   Intergraph Corp.*<F32>                     318,312        528,878
    20,240   Tyler Technologies, Inc.*<F32>             181,243        169,206
                                                    -----------    -----------
                                                        908,114      1,259,445

             COMPUTERS-NETWORKING -- 1.7%
    36,390   Stellent, Inc.*<F32>                       294,084        320,960

UTILITIES SECTOR -- 2.9%
------------------------
             ELECTRIC COMPANIES -- 2.9%
    16,080   Adesa, Inc.                                208,213        341,217
     5,253   ALLETE, Inc.                               135,225        193,048
                                                    -----------    -----------
                                                        343,438        534,265
                                                    -----------    -----------
                 Total common stocks                 11,659,093     18,627,527

SHORT-TERM INVESTMENTS -- 0.3% (A)<F33>

             VARIABLE-RATE DEMAND NOTE -- 0.3%
   $61,975   U.S. Bank, N.A., 2.17%                      61,975         61,975
                                                    -----------    -----------
                 Total short-term
                   investments                           61,975         61,975
                                                    -----------    -----------
                 Total investments                  $11,721,068     18,689,502
                                                    -----------
                                                    -----------
             Liabilities, less cash and
               receivables -- (0.1%) (A)<F33>                          (22,253)
                                                                   -----------
                 NET ASSETS                                        $18,667,249
                                                                   -----------
                                                                   -----------
                 Net Asset Value Per Share
                   ($0.01 par value, 300,000,000
                   shares authorized), offering
                   and redemption price
                   ($18,667,249 / 1,339,214
                   shares outstanding)                             $     13.94
                                                                   -----------
                                                                   -----------

  *<F32>   Non-income producing security.
(a)<F33>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Woodland Small Capitalization Value Fund
STATEMENT OF OPERATIONS
For the Six Month Period Ending December 31, 2004 (Unaudited)

INCOME:
   Dividends                                                        $  111,992
   Interest                                                              3,733
                                                                    ----------
       Total income                                                    115,725
                                                                    ----------
EXPENSES:
   Management fees                                                      88,258
   Administrative services                                              19,969
   Professional fees                                                    16,452
   Registration fees                                                    14,630
   Transfer agent fees                                                   7,960
   Custodian fees                                                        4,835
   Printing and postage expense                                          3,704
   Board of Directors fees                                               2,521
   Insurance expense                                                       456
   Other expenses                                                        2,548
                                                                    ----------
       Total expenses before reimbursement                             161,333
   Less expenses assumed by adviser                                    (46,849)
                                                                    ----------
       Net expenses                                                    114,484
                                                                    ----------
NET INVESTMENT INCOME                                                    1,241
                                                                    ----------
NET REALIZED GAIN ON INVESTMENTS                                       931,979
CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS                     1,153,651
                                                                    ----------
NET GAIN ON INVESTMENTS                                              2,085,630
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $2,086,871
                                                                    ----------
                                                                    ----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending December 31, 2004 (Unaudited) and for the Year Ended June 30, 2004

                                                                           DECEMBER 31, 2004      JUNE 30, 2004
                                                                           -----------------      -------------
OPERATIONS:
   Net investment income (loss)                                                $     1,241         $  (103,412)
   Net realized gain on investments                                                931,979           5,814,684
   Change in unrealized appreciation on investments                              1,153,651           3,270,421
                                                                               -----------         -----------
       Net increase in net assets resulting from operations                      2,086,871           8,981,693
                                                                               -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net realized gains ($3.27981 per share)                   (3,920,178)*<F34>           --
                                                                               -----------         -----------
FUND SHARE ACTIVITIES:
   Proceeds from shares issued (96,480 and 253,314 shares, respectively)         1,234,175           3,469,352
   Net asset value of shares issued in distributions (305,711 shares)            3,706,715                  --
   Cost of shares redeemed (238,896 and 1,739,457 shares, respectively)         (2,976,958)        (25,524,053)
                                                                               -----------         -----------
       Net increase (decrease) in net assets
         derived from Fund share activities                                      1,963,932         (22,054,701)
                                                                               -----------         -----------
       TOTAL INCREASE (DECREASE)                                                   130,625         (13,073,008)
NET ASSETS AT THE BEGINNING OF THE PERIOD                                       18,536,624          31,609,632
                                                                               -----------         -----------
NET ASSETS AT THE END OF THE PERIOD
  (including undistributed net investment income
  of $1,241 and $0, respectively)                                              $18,667,249         $18,536,624
                                                                               -----------         -----------
                                                                               -----------         -----------

*<F34>  See Note 7.

  The accompanying notes to financial statements are an integral part of these statements.

FMI Woodland Small Capitalization Value Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

                                                    (UNAUDITED)
                                                 FOR THE SIX MONTH                        YEARS ENDED JUNE 30,
                                                   PERIOD ENDING         ------------------------------------------------------
                                                 DECEMBER 31, 2004       2004        2003         2002        2001         2000
                                                 -----------------       ----        ----         ----        ----         ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                  $15.76            $11.87      $15.70       $13.96      $11.62       $13.28
Income from investment operations:
   Net investment income (loss) (a)<F35>                0.00*<F38>       (0.05)      (0.03)          --        0.05         0.01
   Net realized and unrealized
     gain (loss) on investments                         1.46              3.94       (2.23)        2.03        2.49        (1.58)
                                                      ------            ------      ------       ------      ------       ------
Total from investment operations                        1.46              3.89       (2.26)        2.03        2.54        (1.57)
Less distributions:
   Dividends from net investment income                   --                --       (0.00)*         --       (0.03)          --
                                                                                          <F38>
   Distributions from net realized gains               (3.28)               --       (1.57)       (0.29)      (0.17)       (0.09)
                                                      ------            ------      ------       ------      ------       ------
Total from distributions                               (3.28)               --       (1.57)       (0.29)      (0.20)       (0.09)
                                                      ------            ------      ------       ------      ------       ------
Net asset value, end of period                        $13.94            $15.76      $11.87       $15.70      $13.96       $11.62
                                                      ------            ------      ------       ------      ------       ------
                                                      ------            ------      ------       ------      ------       ------
TOTAL RETURN                                          12.93%**<F39>     32.77%     (14.91%)      14.73%      22.16%      (11.82%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                18,667            18,537      31,610       42,964      38,249       36,731
Ratio of expenses (after reimbursement)
  to average net assets (b)<F36>                       1.30%***<F40>     1.30%       1.30%        1.29%       1.30%        1.25%
Ratio of net investment income (loss)
  to average net assets (c)<F37>                       0.01%***<F40>    (0.36%)     (0.22%)       0.01%       0.16%        0.10%
Portfolio turnover rate                               16.66%            44.65%      40.02%       56.79%      65.37%       57.31%

(a)<F35> Net investment income (loss) per share is calculated using average shares outstanding.
(b)<F36> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the six month period ending December 31, 2004 and for the years ended June 30, 2004, 2003, 2002, 2001 and 2000, the ratios would have been
           1.83%***<F40>, 1.49%, 1.50%, 1.44%, 1.42% and 1.33%, respectively.
(c)<F37> If the Fund had paid all of its expenses for the six month period ending December 31, 2004 and for the years ended June 30, 2004, 2003, 2002, 2001 and 2000, the ratios would have been (0.52%)***<F40>, (0.55%), (0.42%), (0.14%), 0.04% and 0.02%,
           respectively.
  *<F38>   Amount less than $0.005 per share.
 **<F39>   Not Annualized.
***<F40>   Annualized.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Mutual Funds, Inc.
NOTES TO FINANCIAL STATEMENTS
December 31, 2004 (Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

          The following is a summary of significant accounting policies of the FMI Mutual Funds, Inc. (the "Company"), which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. This Company consists of a series of four funds: one non-diversified fund - FMI Provident Trust Strategy Fund (the "Strategy Fund"), and three diversified funds - FMI Winslow Growth Fund (the "Growth Fund"), FMI Knappenberger Partners Emerging Growth Fund (the "Emerging Growth Fund") and FMI Woodland Small Capitalization Value Fund (the "Small Cap Value Fund") (collectively the "Funds"). The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The Company was incorporated under the laws of Wisconsin on May 23, 1986.

          The investment objective of the Strategy Fund is to realize a combination of capital appreciation and income which will result in the highest total return by investing in a combination of equity and debt securities, while assuming reasonable risks; the investment objective of the Growth Fund is to produce long-term growth of capital by investing principally in equity securities; the investment objective of the Emerging Growth Fund is to produce long-term growth of capital by investing in equity securities of small to small midcap companies and the investment objective of the Small Cap Value Fund is to produce capital appreciation by investing principally in equity securities of small capitalization companies.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Short-term investments with maturities of 60 days or less are valued at cost which approximates market value. For financial reporting purposes, investment transactions are recorded on the trade date.

     (b) The Funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Funds record purchases of when-issued securities and reflect the value of such securities in determining net asset value in the same manner as other portfolio securities.

     (c) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (e) The Funds have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (f) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (g) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (h) Provision has not been made for Federal income taxes since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

          The Funds have entered into management agreements with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, the Growth Fund, Emerging Growth Fund and Small Cap Value Fund pay FMI a monthly fee at the annual rate of 1% of such Funds daily net assets and the Strategy Fund pays 0.75% on the first $30,000,000 of the daily net assets and 0.65% on the daily net assets in excess of $30,000,000 and less than $100,000,000 and 0.60% on the daily net assets over $100,000,000.

          The Adviser entered into sub-advisory agreements with the following sub-advisors to assist it in the day-to-day management of the Funds. Each Sub-Advisor determines which securities will be purchased, retained or sold for such Fund. The Adviser pays each Sub-Advisor (other than the Strategy
     Fund) 0.75% of such Fund's management fee. The portfolio manager for the Strategy Fund receives a fee equal to 0.60% up to $30,000,000 and 0.50% of the daily net assets over $30,000,000. The Sub-Advisors are as follows:

               Strategy Fund - Provident Trust Company
               Growth Fund - Winslow Capital Management, Inc.
               Emerging Growth Fund - KB Growth Advisors, LLC
               Small Cap Value Fund - Woodland Partners LLC

          FMI is contractually obligated to reimburse the Funds for expenses over 2.00% of the daily net assets of the Funds. In addition to the reimbursement required under the management agreements, FMI has voluntarily reimbursed the Funds for expenses over 1.3% of the daily net assets of the Funds. These reimbursements amounted to $51,531, $47,721, and $46,849 for the six month period ending December 31, 2004, for the Growth Fund, Emerging Growth Fund and the Small Cap Value Fund, respectively. FMI has agreed to reimburse the Strategy Fund for expenses over 1.2% of the Strategy Fund's first $20,000,000 in average daily net assets. The reimbursement increases at specified break points as assets increase.
     These reimbursements amounted to $38,193.

          The Funds have administrative agreements with FMI to supervise all aspects of the Funds' operations except those performed by FMI pursuant to the management agreements. Under the terms of the agreements, the Funds will each pay FMI a monthly administrative fee at the annual rate of 0.2% on the first $25,000,000 of the daily net assets of such Fund, 0.1% on the daily net assets of such Fund on the next $20,000,000 and 0.05% on the daily net assets of such Fund over $45,000,000, subject to a fiscal year minimum of twenty thousand dollars. FMI has voluntarily waived this minimum for the year ended June 30, 2005.

          The Funds have entered into Distribution Plans (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans provide that the Funds may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.25% of the Funds' daily net assets or the actual distribution costs incurred during the year. Amounts payable under the Plans are paid monthly for any activities or expenses primarily intended to result in the sale of shares of such Fund. For the six month period ending December 31, 2004, no such expenses were incurred.

          In the normal course of business the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(3)  DISTRIBUTIONS TO SHAREHOLDERS --

          Net investment income and net realized gains, if any, are distributed to shareholders at least annually. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. The distributions were declared on December 29, 2004 by the Board of Directors and were paid on December 30, 2004, to shareholders of record on December 28, 2004.

                                                   STRATEGY                       EMERGING        SMALL CAP
                                                     FUND       GROWTH FUND     GROWTH FUND      VALUE FUND
                                                   --------     -----------     -----------      ----------
     Dividend from net investment income           $     --      $     --         $     --        $     --
     $ per share                                         --            --               --              --
     Short-term gains                               159,740            --               --              --
     $ per share                                     0.0964            --               --              --
     Long-term capital gains                        122,622            --               --         433,709
     $ per share                                     0.0740            --               --          0.3305

(4)  INVESTMENT TRANSACTIONS --

          For the six month period ending December 31, 2004, purchases and proceeds of sales of investment securities (excluding short-term securities) were as follows:

                                   PURCHASES             SALES
                                   ---------             -----
     Strategy Fund                 $3,500,339         $ 1,652,345
     Growth Fund                    2,231,226           2,195,835
     Emerging Growth Fund           5,207,247          20,925,621
     Small Cap Value Fund           2,878,633           4,627,309

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

          As of December 31, 2004, liabilities of the Funds included the following:

                                                   STRATEGY                       EMERGING        SMALL CAP
                                                     FUND       GROWTH FUND     GROWTH FUND      VALUE FUND
                                                   --------     -----------     -----------      ----------
     Payable to FMI for management fees
       and administrative fees                     $8,070          $4,794          $8,863          $18,759
     Due to custodian                                  --              --              --           37,776
     Deferred compensation plan for Directors       3,486           3,541           3,554            3,612
     Other liabilities                              1,055           6,835              --            3,710

(6)  SOURCES OF NET ASSETS --

                                                   STRATEGY                       EMERGING        SMALL CAP
                                                     FUND       GROWTH FUND     GROWTH FUND      VALUE FUND
                                                   --------     -----------     -----------      ----------
     As of December 31, 2004 the sources of
       net assets were as follows:
      Fund shares issued and outstanding          $ 9,492,165    $4,126,106     $15,163,916      $11,236,364
      Net unrealized appreciation
        on investments                              1,998,681     1,255,809       5,755,710        6,968,434
      Overdistributed/undistributed net realized
        (losses) gains on investments                (115,478)       (7,781)     (4,765,766)         461,210
      Undistributed net investment income                  --         3,703              --            1,241
                                                  -----------    ----------     -----------      -----------
                                                  $11,375,368    $5,377,837     $16,153,860      $18,667,249
                                                  -----------    ----------     -----------      -----------
                                                  -----------    ----------     -----------      -----------

(7)  INCOME TAX INFORMATION --

          The following information for the Funds is presented on an income tax basis as of December 31, 2004:

                                                    GROSS           GROSS        NET UNREALIZED
                                    COST OF       UNREALIZED      UNREALIZED      APPRECIATION
                                  INVESTMENTS    APPRECIATION    DEPRECIATION    ON INVESTMENTS
                                  -----------    ------------    ------------    --------------
     Strategy Fund                $ 9,210,861     $2,008,844       $ 10,163        $1,998,681
     Growth Fund                    4,141,963      1,271,200         23,785         1,247,415
     Emerging Growth Fund          10,577,988      5,782,786        201,026         5,581,760
     Small Cap Value Fund          11,755,707      6,973,057         39,262         6,933,795

          The following information for the Funds is presented on an income tax basis as of June 30, 2004:

                                               GROSS           GROSS       NET UNREALIZED    DISTRIBUTABLE   DISTRIBUTABLE
                               COST OF       UNREALIZED      UNREALIZED     APPRECIATION        ORDINARY       LONG-TERM
                             INVESTMENTS    APPRECIATION    DEPRECIATION   ON INVESTMENTS        INCOME      CAPITAL GAINS
                             -----------    ------------    ------------   --------------    -------------   -------------
     Strategy Fund           $ 6,903,544     $1,376,986       $ 91,195       $1,285,791        $     --        $  404,063
     Growth Fund               3,836,646      1,101,348         36,301        1,065,047              --                --
     Emerging Growth Fund     23,178,470      9,789,080        571,625        9,217,455              --                --
     Small Cap Value Fund     12,889,487      6,015,796        238,068        5,777,728              --         3,486,464

          The difference between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

          The tax components of dividends paid during the years ended June 30, 2004 and 2003, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, (expiring in varying amounts through 2012) as of June 30, 2004, and tax basis post-October losses as of June 30, 2004, which are not recognized for tax purposes until the first day of the following fiscal year are:

                                                        JUNE 30, 2004                                   JUNE 30, 2003
                                ------------------------------------------------------------    ------------------------------
                                  ORDINARY        LONG-TERM      NET CAPITAL                      ORDINARY         LONG-TERM
                                   INCOME       CAPITAL GAINS        LOSS       POST-OCTOBER       INCOME        CAPITAL GAINS
                                DISTRIBUTIONS   DISTRIBUTIONS     CARRYOVERS       LOSSES       DISTRIBUTIONS    DISTRIBUTIONS
                                -------------   -------------     ----------    ------------    -------------    -------------
     Strategy Fund               $    3,764       $        3     $       --      $       --      $   28,612        $  163,108
     Growth Fund                         --               --        216,427              --              --                --
     Emerging Growth Fund                --               --      8,203,094              --              --                --
     Small Cap Value Fund                --               --             --              --       1,653,175         2,564,887

          The Strategy Fund, Emerging Growth Fund and Small Cap Value Fund utilized $188,154, $3,673,235 and $1,013,308, respectively, of post-October losses from the prior year to increase current year net capital losses or decrease capital gains.

          The Strategy Fund, Growth Fund and Small Cap Value Fund utilized $188,478, $482,766 and $1,250,444, respectively, of their capital loss carryovers during the year ended June 30, 2004.

          For corporate shareholders in the Funds, the percentage of dividend income distributed for the year ended June 30, 2004 which is designated as qualifying for the dividends received deduction is as follows (unaudited):
     Strategy Fund 100%, Growth Fund 0%, Emerging Growth Fund 0% and Small Cap Value Fund 0%.

          For shareholders in the Funds, the percentage of dividend income distributed for the year ended June 30, 2004 which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is as follows (unaudited): Strategy Fund 0%, Growth Fund 0%, Emerging Growth Fund 0% and Small Cap Value Fund 0%.

(8)  SUBSEQUENT EVENTS --

          The Board of Directors of FMI Mutual Funds, Inc. has approved an Agreement and Plan of Reorganization which provides for the tax-free reorganization of FMI Winslow Growth Fund into MainStay Large Cap Growth Fund, a newly created series of The MainStay Funds. The investment adviser of MainStay Large Cap Growth Fund will be New York Life Investment Management LLC, a subsidiary of New York Life Insurance Company, a financial services company, and the sub-adviser will be Winslow Capital Management, Inc., the sub-adviser to the FMI Winslow Growth Fund. The MainStay Large Cap Growth Fund will have substantially the same investment objectives, policies, strategies and risks as the FMI Winslow Growth Fund.

          The reorganization is scheduled to take place on or about March 28, 2005 but is subject to the approval of the shareholders of the FMI Winslow Growth Fund and other conditions. The MainStay Funds and FMI Mutual Funds, Inc. will send a proxy statement to the shareholders of the FMI Winslow Growth Fund describing in greater detail the proposed reorganization and the MainStay Large Cap Growth Fund prior to requesting shareholder approval of the reorganization.

ADDITIONAL INFORMATION

For a description of the policies and procedures that the Funds uses to determine how to vote proxies relating to portfolio securities, please call
(800) 811-5311 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the twelve month period ending June 30, 2004 is available on the Funds' website at http://www.fmifunds.com or the website of the Commission. The Funds' file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Funds' Form N-Q is available on the Commission's website; and (iii) the Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                             FMI MUTUAL FUNDS, INC.
                           100 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202
                              www.fiduciarymgt.com
                                  414-226-4555

                      INVESTMENT ADVISER AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                           100 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

                               PORTFOLIO MANAGERS

                       FMI PROVIDENT TRUST STRATEGY FUND
                            PROVIDENT TRUST COMPANY

                            FMI WINSLOW GROWTH FUND
                        WINSLOW CAPITAL MANAGEMENT, INC.

                FMI KNAPPENBERGER PARTNERS EMERGING GROWTH FUND
                            KB GROWTH ADVISORS, LLC

                  FMI WOODLAND SMALL CAPITALIZATION VALUE FUND
                             WOODLAND PARTNERS LLC
                     (a division of GAMCO Investors, Inc.)

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                          800-811-5311 or 414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                            Cincinnati, Ohio  45202

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                              FOLEY & LARDNER LLP
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Mutual Funds, Inc. unless accompanied or preceded by the Funds' current prospectus. Performance data quoted represents past
                                  ---------------------------------------
performance; past performance does not guarantee future results. Investment
----------------------------------------------------------------
return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com. Investment returns do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
--------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

None

ITEM 10. CONTROLS AND PROCEDURES.
---------------------------------

(a) The disclosure controls and procedures of the FMI Mutual Funds, Inc. are periodically evaluated. As of February 10, 2005, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b) The internal controls of the FMI Mutual Funds, Inc. are periodically evaluated. Since, February 10, 2005, the date of the last evaluation, there have been no significant changes in FMI Mutual Funds' internal controls or in other factors that could have had a significant effect on such controls. There have also been no significant deficiencies or material weaknesses identified since the last evaluation that required any corrective action.

ITEM 11. EXHIBITS.
-----------------

(a)  Any code of ethics or amendment thereto.  Not applicable.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     FMI Mutual Funds, Inc.
     ----------------------
     Registrant

     By  /s/ Ted D. Kellner
         -------------------------------------------
         Ted D. Kellner, Principal Executive Officer

     Date  March 2, 2005
          ---------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     FMI Mutual Funds, Inc.
     ----------------------
     Registrant

     By   /s/Ted D. Kellner
          -------------------------------------------
          Ted D. Kellner, Principal Financial Officer

     Date  March 2, 2005
          ---------------